Exhibit 10.1.2

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

EMERALD EXPOSITIONS HOLDING, INC.

This SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of July 21, 2014 (this “Second Amendment”), is made by and among Expo Event Midco, Inc., a Delaware corporation (“Holdings”), Emerald Expositions Holding, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors party hereto and Bank of America, N.A., as Administrative Agent under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”) in its capacity as such and at the direction of each Consenting Lender.

RECITALS

WHEREAS, the Borrower, Holdings, the Subsidiary Guarantors from time to time party thereto, the Lenders from time to time party thereto, certain other parties from time to time party thereto and the Administrative Agent have entered into that certain Credit Agreement, dated as of June 17, 2013 (together with all exhibits and schedules attached thereto, as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, including pursuant to the First Amendment to Credit Agreement, dated as of January 15, 2014, the “Credit Agreement”);

WHEREAS, pursuant to and in accordance with Section 11.1 of the Credit Agreement, the Borrower has requested that the Credit Agreement be amended as provided herein to, among other things, (a) decrease the Applicable Margin with respect to the Term Loans outstanding under the Credit Agreement immediately prior to the effectiveness of this Second Amendment (the “Existing Term Loans”; the Lenders holding the Existing Term Loans, the “Existing Term Lenders”) and (b) decrease the interest rate “floor” applicable to the Existing Term Loans.

WHEREAS, Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any of its designated affiliates, “MLPFS”), Goldman Sachs Bank USA (“GS Bank”), RBC Capital Markets, LLC (“RBCCM”), UBS Securities LLC (“UBSS”) and Morgan Stanley Senior Funding, Inc. (“MSSF”) will act as joint lead arrangers, joint bookrunners and syndication agents for the transactions contemplated hereby;

WHEREAS, each Lender consenting to the terms and provisions of this Second Amendment shall have executed and delivered a consent to this Second Amendment in the form of the “Lender Consent to Second Amendment to Credit Agreement” attached hereto as Annex I (or as such Lender may otherwise consent in a manner satisfactory to the Administrative Agent, a “Lender Consent”, and each Lender executing and/or delivering a Lender Consent, a “Consenting Lender”);

WHEREAS, (a) both prior to and after giving effect to the Assignment Agreements (as defined below), the Consenting Lenders shall constitute the Required Lenders and (b) after giving effect to the Assignment Agreements, the Consenting Lenders shall constitute all Term Lenders; and

WHEREAS, the Administrative Agent, in its capacity as such and at the direction of each Consenting Lender, is willing, on the terms and subject to the terms and conditions set forth herein, to consent to this Second Amendment.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto and the Consenting Lenders hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1     Certain Definitions. Capitalized terms used (including in the preamble and recitals hereto) but not defined herein shall have the meanings assigned to such terms in the Credit Agreement. As used in this Second Amendment:

“Amended Credit Agreement” shall mean the Credit Agreement after giving effect to the amendments contained in Article II hereof.

“Assigned Term Loans” is defined in Section 3.2 hereof.

“Assigning Term Lender” is defined in Section 3.2 hereof.

“Assignment Agreements” is defined in Section 3.2 hereof.

“Consenting Lender” is defined in the recitals hereto.

“Credit Agreement” is defined in the recitals hereto.

“Existing Term Lenders” is defined in the recitals hereto.

“Existing Term Loans” is defined in the recitals hereto.

“Lender Consent” is defined in the recitals hereto.

“Non-Consenting Term Lender” shall mean each Existing Term Lender that is not a Consenting Lender.

“Replacement Term Lenders” is defined in Section 3.2 hereof.

“Second Amendment” is defined in the preamble hereto.

“Second Amendment Arrangers” is defined in Section 6.2 hereof.

“Second Amendment Effective Date” shall mean: the date on which all of the conditions set forth in Article III hereof shall have been satisfied or waived.

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ARTICLE II

AMENDMENTS TO CREDIT AGREEMENT

SECTION 2.1     The definition of “ABR” in Section 1.1 of the Credit Agreement is hereby amended by replacing “2.25%” appearing in clause (d) of such definition with “2.00%”.

SECTION 2.2     The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended by replacing “4.25%” and “3.25%” appearing in clause (b) of such definition with “3.75%” and “2.75%”, respectively.

SECTION 2.3     The definition of “Eurodollar Base Rate” in Section 1.1 of the Credit Agreement is hereby amended by replacing “1.25%” appearing in clause (a) of such definition with “1.00%”.

SECTION 2.4     Section 1.1 of the Credit Agreement is hereby amended by inserting in proper alphabetical order the following definitions:

(a)     “Second Amendment”: the Second Amendment to Credit Agreement, dated as of July 21, 2014, by and among the Borrower, Holdings, the Subsidiary Guarantors party thereto and the Administrative Agent in its capacity as such and at the direction of each Consenting Lender (as defined therein).

(b)     “Second Amendment Effective Date”: the date of satisfaction of all of the conditions set forth in Article III of the Second Amendment.

SECTION 2.5     Section 2.10(b) of the Credit Agreement is hereby amended by replacing “the first anniversary following the Closing Date” appearing therein with “the date that is twelve months after the Second Amendment Effective Date”.

SECTION 2.6     The proviso to Section 2.24(a) of the Credit Agreement is hereby amended by replacing “1.25% or 2.25%” appearing in clause (viii) of such proviso with “1.00% or 2.00%”.

SECTION 2.7     Section 7.2(b)(vi) of the Credit Agreement is hereby amended by replacing “(calculated assuming that such Indebtedness is fully drawn throughout such period)” with “(calculated assuming that such Indebtedness is fully drawn throughout such period and treating as secured for the purposes of the calculation of Total Net Secured Leverage Ratio any Indebtedness Incurred pursuant to this clause (x))”.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

The effectiveness of this Second Amendment (including the amendments contained in Article II hereof) are subject to the satisfaction (or waiver) of the following conditions:

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SECTION 3.1     The Administrative Agent shall have received duly executed and delivered counterparts of this Second Amendment from the Borrower, Holdings, the Subsidiary Guarantors and the Administrative Agent.

SECTION 3.2     The Administrative Agent shall have received duly executed and delivered Lender Consents from (a) Consenting Lenders constituting the Required Lenders and (b) after giving effect to the Assignment Agreements described in the following sentence, from Consenting Lenders, including the Replacement Term Lenders, constituting (i) the Required Lenders and (ii) all Term Lenders. The Administrative Agent shall have received an Assignment and Assumption with respect to each Non-Consenting Term Lender (such Assignment and Assumptions, collectively, the “Assignment Agreements”), in each case, assigning, in accordance with Sections 2.22 and 11.6 of the Credit Agreement, all of the Existing Term Loans of such Non-Consenting Term Lender to a replacement financial institution or other Eligible Assignee that, if not already a Lender, is reasonably acceptable to the Administrative Agent and the Borrower (such Existing Term Loans assigned pursuant to such Assignment Agreements, the “Assigned Term Loans”; such assigning Non-Consenting Term Lenders, the “Assigning Term Lenders”; and such replacement financial institutions and other Eligible Assignees accepting the Assigned Term Loans, the “Replacement Term Lenders”).

SECTION 3.3     At the time of and immediately after the Second Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing.

SECTION 3.4     The representations and warranties set forth in Article IV hereof shall be true and correct in all respects on and as of the Second Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all respects as of such earlier date.

SECTION 3.5     The Administrative Agent shall have received, on behalf of itself and the Consenting Lenders, the favorable written opinion of Fried, Frank, Harris, Shriver & Jacobson LLP, New York and Delaware counsel to the Loan Parties, which shall be in form and substance reasonably satisfactory to the Administrative Agent, (x) dated the Second Amendment Effective Date, (y) addressed to the Administrative Agent and the Consenting Lenders and (z) covering such matters relating to this Second Amendment and the transactions and amendments contemplated hereby as the Administrative Agent shall reasonably request. The Loan Parties hereby request such counsel to deliver such opinion.

SECTION 3.6     The Administrative Agent shall have received from the Borrower payment in immediately available funds of (a) all accrued costs, fees and expenses (including reasonable fees, expenses and other charges of counsel) and (b) all other compensation required to be paid on the Second Amendment Effective Date to the Administrative Agent and its Affiliates.

SECTION 3.7     The Administrative Agent shall have received a certificate from the chief financial officer of the Borrower demonstrating that the Borrower and the Restricted Subsidiaries, on a consolidated basis, immediately after giving effect to the transactions contemplated hereby to occur on the Second Amendment Effective Date, are Solvent.

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SECTION 3.8     The Administrative Agent shall have received, with respect to Holdings, the Borrower and each Subsidiary Guarantor: (a) Organizational Documents certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or jurisdiction of its incorporation or organization, where applicable, and certified by a Responsible Officer of such Loan Party to be true and complete as of the Second Amendment Effective Date or a certification that such Organizational Documents have not changed since the First Amendment Effective Date; (b) resolutions or other action duly adopted by the board of directors (or other governing body) of such Loan Party authorizing and approving the transactions and amendments contemplated hereby and the execution, delivery and performance of this Second Amendment and the other Loan Documents to which it is a party; (c) incumbency certificates and/or other certificates of Responsible Officers as the Administrative Agent may reasonably require providing evidence as to the identity, authority and capacity of each such Responsible Officer thereof authorized to act in connection with this Second Amendment and the other Loan Documents to which such Loan Party is a party; and (d) such certificates of good standing or the equivalent from such Loan Party’s jurisdiction of organization or formation, as applicable, relating to the existence of each Loan Party and the authorization of the transactions and amendments contemplated hereby and the other Loan Documents, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

SECTION 3.9     The Borrower shall have provided (to the extent reasonably requested in writing at least five days prior to the Second Amendment Effective Date), at least three Business Days prior to the Second Amendment Effective Date, the documentation and other information to the Administrative Agent and or any Replacement Term Lender that is required by regulatory authorities under the applicable “know-your-customer” rules and regulations and anti-money laundering rules and regulations, including the Patriot Act.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

SECTION 4.1     Representations and Warranties. To induce the other parties hereto to enter into this Second Amendment and the Consenting Lenders to execute and deliver their respective Lender Consents, each of the Loan Parties represents and warrants to each of the Consenting Lenders and the Administrative Agent that, as of the Second Amendment Effective Date and after giving effect to the transactions and amendments contemplated hereby to occur on the Second Amendment Effective Date:

(a)     this Second Amendment has been duly authorized, executed and delivered by each of the Loan Parties party hereto and constitutes, and the Amended Credit Agreement constitutes, a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b)     the representations and warranties of each Loan Party set forth in

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the Credit Agreement and the other Loan Documents are, after giving effect to this Second Amendment on such date, true and correct in all material respects (except where such representations and warranties are already qualified by “materiality” or “Material Adverse Effect”, in which case such representation and warranty shall true and correct in all respects) on and as of the Second Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except where such representations and warranties are already qualified by “materiality” or “Material Adverse Effect”, in which case such representation and warranty shall have been true and correct in all respects) as of such earlier date; and

(c)     after giving effect to this Second Amendment and the transactions and amendments contemplated hereby, no Default or Event of Default has occurred and is continuing on the Second Amendment Effective Date.

ARTICLE V

EFFECT ON LOAN DOCUMENTS

SECTION 5.1     Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(a)     The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Loan Documents.

(b)     The Borrower and the other Loan Parties acknowledge and agree that, on and after the Second Amendment Effective Date, this Second Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement.

(c)     On and after the Second Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement, and this Second Amendment and the Amended Credit Agreement shall be read together and construed as a single instrument.

(d)     Nothing herein shall be deemed to entitle Holdings, the Borrower or any other Loan Party to a further consent to, or a further waiver, amendment,

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modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, Amended Credit Agreement or any other Loan Document in similar or different circumstances.

(e)     Section headings used herein are for convenience of reference only, are not part of this Second Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Second Amendment.

ARTICLE VI

MISCELLANEOUS

SECTION 6.1     Expenses. The Borrower agrees to pay all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with this Second Amendment and any other documents prepared in connection herewith, in each case to the extent required by Section 11.5 of the Credit Agreement. The Borrower hereby confirms that the indemnification provisions set forth in Section 11.5 of the Credit Agreement shall apply to this Second Amendment and such losses, claims, damages, liabilities, costs and expenses (as more fully set forth therein as applicable) which may arise herefrom or in connection herewith.

SECTION 6.2     Second Amendment Arrangers. The Borrower and the Consenting Lenders agree that MLPFS, GS Bank, RBCCM, UBSS and MSSF (a) are hereby appointed as joint lead arrangers, joint bookrunners and syndication agents (in such capacities, the “Second Amendment Arrangers”) for the transaction contemplated hereby and shall be entitled to the privileges, indemnification, immunities and other benefits afforded to the Joint Lead Arrangers and the Syndication Agent pursuant to Sections 10 and 11.5 of the Credit Agreement and the Amended Credit Agreement, and (b) except as otherwise agreed to in writing by the Borrower and the Second Amendment Arrangers, shall have no duties, responsibilities or liabilities with respect to this Second Amendment, the Credit Agreement, the Amended Credit Agreement or any other Loan Document.

SECTION 6.3     Certain Consents and Acknowledgments. (a) For the purposes of Section 11.6 of the Credit Agreement and the Amended Credit Agreement, the Borrower hereby consents to any assignment of Assigned Term Loans to or by any Replacement Term Lender in connection with the syndication of the Assigned Term Loans to the extent that the inclusion of such Replacement Term Lender or other assignee in the syndicate has been disclosed to and agreed to by the Borrower prior to the Second Amendment Effective Date.

(b)     None of the Administrative Agent, the Second Amendment Arrangers and their respective affiliates (each of the foregoing, an “Agent-Related Person”) shall be liable to any Existing Term Lender, Consenting Lender, Assigning Term Lender, Replacement Term Lender, other Lender, the Borrower, Holdings or any Subsidiary Guarantor, or any of their respective affiliates, equity holders or debt holders, for any losses, costs, damages or liabilities incurred, directly or indirectly, as a result of any Agent-Related Person, or their counsel or other representatives, taking any action in accordance with this Second Amendment, any Lender Consent or the transactions contemplated hereby and thereby.

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SECTION 6.4     APPLICABLE LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

SECTION 6.5     WAIVERS OF JURY TRIAL. EACH OF HOLDINGS, THE BORROWER, THE SUBSIDIARY GUARANTORS, THE ADMINISTRATIVE AGENT AND THE CONSENTING LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS SECOND AMENDMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 6.6     Amendments; Execution in Counterparts; Severability. (a) Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

(b)     This Second Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Second Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Second Amendment.

(c)     In the event any one or more of the provisions contained in this Second Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 6.7     Reaffirmation. Each of the Loan Parties party to the Credit Agreement, the Security Agreement and the other Loan Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (a) acknowledges receipt of a copy of this Second Amendment and hereby consents to this Second Amendment and each of the transactions contemplated hereby, (b) acknowledges and agrees that all of its obligations under the Credit Agreement, the Security Agreement and the other Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (c) reaffirms each Lien granted by such Loan Party to the Administrative Agent for the benefit of the Secured Parties (including the Replacement Term Lenders) and reaffirms the guaranties made pursuant to the Section 8 of the Credit Agreement, and (d) acknowledges and agrees that the grants of security interests by, and the guaranties of, the Loan Parties contained in the Security Agreement and the other Security Documents are, and shall remain, in full force and effect after giving effect to this Second Amendment. Each of the Loan Parties hereby consents to this Second Amendment and

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acknowledges that each of the Loan Documents, as amended hereby, remains in full force and effect and is hereby ratified and reaffirmed.

SECTION 6.8     Further Assurances. Each of the Borrower, Holdings and the Subsidiary Guarantors hereby agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Administrative Agent may at any time reasonably request in connection with transactions and amendments contemplated hereby or in order better to assure and confirm unto the Administrative Agent its rights and remedies hereunder.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

EMERALD EXPOSITIONS HOLDING, INC.,
as Borrower

By:	/s/ David Gosling
Name:	David Gosling
Title:	Vice President, General Counsel
and Secretary

[Emerald Expositions Holding, Inc. Second Amendment to Credit Agreement]

EXPO EVENT MIDCO, INC.

By:	/s/ Amir Motamedi
Name:	Amir Motamedi
Title:	Vice President and Secretary

[Emerald Expositions Holding, Inc. Second Amendment to Credit Agreement]

EMERALD EXPOSITIONS, LLC

By:	/s/ David Gosling
Name:	David Gosling
Title:	Vice President, General Counsel
and Secretary

FOREMOST EXHIBITS, INC.

By:	/s/ Philip Evans
Name:	Philip Evans
Title:	Chief Financial Officer and Treasurer

RANGEFINDER PUBLISHING CO., INC.

By:	/s/ Philip Evans
Name:	Philip Evans
Title:	Chief Financial Officer and Treasurer

GLM HOLDINGS LLC

By:	/s/ David Loechner
Name:	David Loechner
Title:	Chief Executive Officer & President

GEORGE LITTLE MANAGEMENT, LLC

By:	/s/ David Loechner
Name:	David Loechner
Title:	Chief Executive Officer & President

[Emerald Expositions Holding, Inc. Second Amendment to Credit Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Scott Tolchin
Name:	Scott Tolchin
Title:	Managing Director

[Emerald Expositions Holding, Inc. Second Amendment to Credit Agreement]

ANNEX I

LENDER CONSENT TO SECOND AMENDMENT TO CREDIT AGREEMENT

EMERALD EXPOSITIONS HOLDING, INC.

Reference is hereby made to (a) that certain Credit Agreement, dated as of June 17, 2013 (together with all exhibits and schedules attached thereto, as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, including pursuant to the First Amendment to Credit Agreement, dated as of January 15, 2014, the “Credit Agreement”), by and among Expo Event Midco, Inc., a Delaware corporation (“Holdings”), Emerald Expositions Holding, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors from time to time party thereto, the Lenders from time to time party thereto, certain other parties from time to time party thereto and Bank of America, N.A., as Administrative Agent thereunder (in such capacity, the “Administrative Agent”), and (b) that certain Second Amendment to Credit Agreement, to be dated on or about July [__], 2014 (the “Second Amendment”), by and among Holdings, the Borrower, the Subsidiary Guarantors party thereto and the Administrative Agent, in respect of the Credit Agreement. Capitalized terms used, but not defined, herein shall have the meanings ascribed to such terms in the Second Amendment or the Credit Agreement, as applicable.

The undersigned hereby confirms to the Administrative Agent that the undersigned (a) is a Lender under the Credit Agreement and (b) has received a copy of the Second Amendment.

The undersigned hereby irrevocably and unconditionally approves of and consents to the term and provisions of the Second Amendment and directs the Administrative Agent to execute the Second Amendment.

(Full Legal Name of Lender)

By:
Name:
Title:

If a second signature is necessary:	By:
Name:
Title:

[Lender Consent to Emerald Expositions Holding, Inc. Second Amendment to Credit Agreement]